UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2013

Wells Fargo Commercial Mortgage Trust 2013-UBS1
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
UBS Real Estate Securities Inc.
Rialto Mortgage Finance, LLC
The Royal Bank of Scotland plc
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-10	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.     Other Events.

On or about December 11, 2013, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2013-UBS1, Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1 (the “Certificates”), are expected to be issued by WFRBS Commercial Mortgage Trust 2013-UBS1 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2013 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 11, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be a pool of fifty-seven (57) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 22, 2013, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 22, 2013, between the Registrant and UBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 22, 2013, between the Registrant and Rialto; and certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 22, 2013, between the Registrant and RBS.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc., UBS Securities LLC and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 22, 2013, between the Registrant, Wells Fargo, Wells Fargo Securities, LLC, RBS Securities Inc., UBS Securities LLC and Drexel Hamilton, LLC, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co. pursuant to a Certificate Purchase Agreement, dated as of November 22, 2013, between the Registrant, Wells Fargo and Wells Fargo Securities, LLC, RBS Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 25, 2013, supplementing the Prospectus dated September 6, 2013, each as filed with the Securities and Exchange Commission.

Section 9.  Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

1.1
Underwriting Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc., UBS Securities LLC and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Dated:  December 10,  2013

Exhibit Index

Exhibit No.             Description

1.1
Underwriting Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc., UBS Securities LLC and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of November 22, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.